Series B,C And D Notes, Net Of Current Maturities (Schedule Of Series A Notes, Net Of Current Maturities) (Details) $ in Thousands, ₪ in Billions	Dec. 31, 2023 USD ($)	Dec. 31, 2022 USD ($)	Jul. 31, 2021 USD ($)	Jul. 31, 2021 ILS (₪)
Debt Disclosure [Abstract]
Series B, C and D Notes	$ 408,199	$ 483,185	$ 579,000	₪ 1.9
Less – Current maturities	(63,676)	(65,393)
Premium (discount) on Series B, C and D Notes, net	(1,676)	(2,255)
Series B, C and D Notes, net of current maturities	$ 342,847	$ 415,537